Exhibit 23.18

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), William Bagnell consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609).

Signed by:

/s/ William Bagnell,
William Bagnell, P.Eng
Wood Canada Limited

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), Adam Coulson consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609).

Signed by:

/s/ Adam Coulson
Adam Coulson, Ph.D., P.Eng.,
[Wood Canada Limited]

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), [Piers Wendlandt] consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333- 226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333- 204693, and 333-222609).

Signed by:

/s/ Piers Wendlandt
Piers Wendlandt, PE
Wood PLC

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), Sheila Daniel, P.Geo. consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609).

Signed by:

/s/ Sheila Daniel
Sheila Daniel, P.Geo.
Wood Canada Ltd.

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), Steven Sibbick, P.Geo. consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609).

Signed by:

/s/ Steven Sibbick
Steven Sibbick, P.Geo.
Wood Canada Ltd

CONSENT OF QUALIFIED PERSON

Regarding the "Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada", that is current as of December 31, 2021 (the ‘‘Technical Report Summary"):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the "Form 10-K"), Lewis Kitchen consents to:

●	the use of my name and status as a "Qualified Person" in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609) .

Signed by:

/s/ Lewis Kitchen
Lewis Kitchen, P.Eng
Wood

CONSENT OF QUALIFIED PERSON

Regarding the “Technical Report Summary on the Initial Assessment of the Fox Complex, Ontario, Canada”, that is current as of December 31, 2021 (the “Technical Report Summary”):

In connection with the filing of the Annual Report of McEwen Mining Inc. for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), Benoit Bissonnette consents to:

●	the use of my name and status as a “Qualified Person” in the Form 10-K
●	any quotation from, or summarization of any of the information that I am responsible for preparing in the Technical Report Summary in the Form 10-K
●	to the filing of the Technical Report Summary as an exhibit to the Form 10-K and
●	to the incorporation by reference of the Technical Report Summary in the Registration Statements of McEwen Mining Inc. on (i) Form S-3 (Nos. 333-224476 and 333-234612), (ii) Form S-4 (No. 333-226858) and (iii) Form S-8 (Nos. 333-144563, 333-144569, 333-112269, 333-179143, 333-179144, 333-204693, and 333-222609).

Signed by:

/s/ Benoit Bissonnette
Benoit Bissonnette, Peng
Wood